UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       March 3, 2008
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

   1850 Ramtron Drive, Colorado Springs, Colorado                80921
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     (Address of principal executive offices)                  (Zip Code)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

5.02(d) On March 3, 2008, the Ramtron International Corporation ("Ramtron") Board of Directors ("Board") elected Mr. Eric Kuo to its Board. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

There are no arrangements or understandings between Mr. Kuo and any other persons pursuant to which he was selected as a director of Ramtron. There are no family relationships between Mr. Kuo and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Kuo pursuant to Item 404(a) of Regulation S-K.

Mr. Kuo, age 56, has worked in the semiconductor industry since 1977. He has held numerous sales management positions for National Semiconductor and Fairchild Semiconductor. From April 2003 until his retirement in December 2007, he served as president and managing director of Fairchild Semiconductor
(HK) Ltd. In that capacity, Mr. Kuo was responsible for defining and implementing the region's strategic business plan and served as the point person for Fairchild Semiconductor's Asia Pacific investments, acquisitions, divestitures and joint ventures. Mr. Kuo holds both a BSc in Management from National Chung Hsin University in Taiwan and an MBA from Golden Gate University in San Francisco.

Compensation for Mr. Kuo's service as a director on Ramtron's Board will consist of an annual retainer for service on the Board and eligibility to receive equity awards in accordance with Ramtron's director compensation policies. Ramtron's Board approved the grant of an option to Mr. Kuo to purchase 40,000 shares of the company's common stock upon his acceptance of Ramtron's nomination to join the Board. In accordance with Ramtron's policy on equity grants, Mr. Kuo's option grant will be made on the 15th of the month with an exercise price equal to the closing sales price of Ramtron's stock on such date. The options will vest in four equal yearly installments of 10,000 shares. Mr. Kuo will also be entitled to the other normal benefits accorded directors of the Company.

Item 8.01 - OTHER EVENTS.

On March 3, 2008, Ramtron's Board adopted a resolution to increase the number of directors comprising the Board to seven directors, subject to Mr. Kuo's acceptance of an offer to join the Board. Section 2.3 of the Company's Amended and Restated Bylaws permits that the number of directors may be increased at any time from time to time by a vote of the majority of directors then in office.

ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Shell Company Transactions - Not Applicable
     (d)  Exhibits:

                99.1   Press Release dated March 7, 2008.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAMTRON INTERNATIONAL CORPORATION

                                         By:  /s/ Eric A. Balzer
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                                         Eric A. Balzer
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer of the
                                         Registrant)

Dated March 7, 2008

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